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                                                                   EXHIBIT 10.24

                   MODUS MEDIA INTERNATIONAL HOLDINGS, INC.

                     1997 CLASS B REPLACEMENT OPTION PLAN
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1.   PURPOSE
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     The purpose of this 1997 Class B Replacement Option Plan (the "Plan") is to enable Modus Media International Holdings, Inc., a Delaware corporation (the "Company"), to grant options to purchase Common Stock of the Company, $.O1 par value per share ("Common Stock") to certain individuals who hold options to purchase Class B Common Stock, $.O1 par value per share, previously granted to each such individual by Stream International Inc., a Delaware corporation (formerly known as "Stream International Holdings Inc.") ("Stream") under its 1995 Replacement Stock Option Plan (the "1995 Plan"). Any participant in the
Plan is referred to herein as a "Participant."

     Options granted pursuant to the Plan are not intended to qualify as incentive options. Options shall be granted in the form of Exhibit A hereto (as it may be amended or modified from time to time by the Board of Directors).

2.   ADMINISTRATION
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     The Plan shall be administered by the Company's Board of Directors (the
"Board"). The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options to persons who hold options previously granted by Stream under the 1995 Plan; (b) to determine the terms and conditions of each option; (c) to prescribe the form or forms of any instruments evidencing options and any other instruments necessary or advisable under the Plan and if necessary to change such forms from time to time; (d) to adopt, amend and rescind rules and regulations for the administration of the Plan; and
(e) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a Participant with any obligation to be performed by him or her under an option, to waive any condition or provision of an option, and to amend or cancel any option except that the Board may not take any action with respect to an outstanding option that would adversely affect the rights of the Participant under such option without such Participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 4(a) and
Section 4(c) hereof.
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     The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two members of the Board. A majority of the members on the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of the Board. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the members of the Board on the Committee.

3.   EFFECTIVE DATE AND TERM OF PLAN
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     The Plan shall become effective on January 9, 1998.

     No options shall be granted under the Plan other than to holders of Stream Options as set forth in Section 6(a) below. This Plan shall terminate on January 31, 1998, but options previously granted may extend beyond that date.

4.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN
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     (a) Number of Shares. Subject to adjustment as provided in Section 4(c), an
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aggregate of 550,000 shares of Common Stock may be delivered upon the exercise of options granted under the Plan.

     (b) Shares of Common Stock to be Delivered. Common Stock delivered under
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the Plan shall be authorized but unissued shares or, if the Board so decides in its sole discretion, previously issued shares acquired by the Company and held in its treasury. No fractional shares of Common Stock shall be delivered under the Plan.

     (c) Changes in Common Stock. In the event of a dividend, split or
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combination of Common Stock, recapitalization or other change in the Company's capital structure, the number and kind of shares of the Company subject to options then outstanding, the exercise price of such options, the maximum number of shares that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board may also adjust the number of shares of Common Stock subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers, acquisitions or dispositions of Common Stock or property or any other event if it is

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determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

5.   ELIGIBILITY FOR OPTIONS
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     Persons eligible to receive options under the Plan shall be limited to holders of options granted by Stream under the 1995 Plan.

6.   TERMS AND CONDITIONS OF OPTIONS
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     (a) Exercise Price; Number of Shares. The exercise price of each option
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granted under the Plan (the "Replacement Option") shall be equal to the exercise price of the option granted by Stream with respect to which the Replacement Option is granted (the "Stream Option") multiplied by 0.119. The number of shares of Common Stock covered by each such Replacement Option shall equal the number of shares of Class B Common Stock of Stream covered by the Stream Option; provided that the number of shares of Common Stock covered by each Replacement Option granted under the Plan shall be proportionately adjusted to reflect the proposed conversion of all shares of Class B Common Stock of Stream into shares of Class A Common Stock.

     (b) Duration of Replacement Options. Except as otherwise agreed between the
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Company and a Participant, each Replacement Option granted to such Participant under the Plan shall be exercisable during the same period or periods during which the Stream Option was exercisable.

     (c) Exercise of Replacement Options.
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          (1)  Except as otherwise agreed between the Company and any
               Participant, each Replacement Option granted under the Plan shall be exercisable at such time or times and upon such terms and conditions as specified in the Replacement Option. In the case of a Replacement Option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the Replacement Option may be exercised.

          (2) Any exercise of a Replacement Option shall be in writing, signed by the proper person and furnished to the Company, accompanied by
               (i) such documents as may be required by the Company and (ii) payment in full as specified below in Section 6(d) for the number of whole shares of Common Stock for which the Replacement Option is exercised.

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(3)  The Company shall have the right to require, prior to the delivery of any shares of Common Stock pursuant to the exercise of the Replacement Option, that the Participant exercising the Replacement Option remit to the Company an amount in cash or by personal check, certified check, bank draft or money order payable to the order of the Company sufficient to satisfy any federal, state or local withholding tax requirements arising in connection with the exercise of the Replacement Option (the date such obligation arises being referred to as the "Tax Date") (or make other arrangements satisfactory to the Company with regard to such taxes). If specified in the instrument evidencing a Replacement Option or permitted by the Board, either at the time of the grant of the Replacement Option or the time of exercise, the Participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay such withholding obligation, (ii) delivering to the Company whole shares of Common Stock (which the Participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the Participant has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the Tax Date, equal to such withholding obligation, or (iii) requesting that the Company withhold from the shares of Common Stock to be delivered upon exercise of the Replacement Option a number of whole shares of Common Stock having a fair market value equal, determined as of the Tax Date, to such withholding obligation; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (i), (ii) or (iii), and that in the case of a Participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company may require that the method of satisfying such an obligation be in compliance with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. Shares of Common Stock may be delivered or withheld having an aggregate fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any fractional share of a Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.

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          (4)  If a Replacement Option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Replacement Option has been transferred by the Participant's will or applicable laws of descent and distribution or pursuant to any beneficiary designation procedures established by the Company, the Company shall be under no obligation to deliver shares of Common Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Replacement Option.

     (d)  Payment for Shares. Shares of Common Stock purchased upon exercise of
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a Replacement Option under the Plan shall be paid for as follows: (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company or (ii) if specified in the instrument evidencing the Replacement Option or permitted by the Board, (A) through the delivery of whole shares of Common Stock (which the Participant has held for at least six months prior to the delivery of such shares or acquired on the open market and for which the Participant has good title, free and clear of all liens and encumbrances) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of a full recourse promissory note of the Participant to the Company, such note to be payable on such terms as are specified by the Company, or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment. The Company shall have sole discretion to disapprove of an election pursuant of Common Stock to any of clauses (A)-(D), and in the case of a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations promulgated thereunder. Any fractional share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Participant. No instrument representing shares of Common Stock shall be delivered until the full purchase price therefor has been paid.

     (e)  Delivery of Shares. A Participant shall not have the rights of a
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holder of shares of Common Stock of the Company with regard to Replacement
Options under the Plan except as to shares actually received by him or her under the Plan.

     The Company shall not be obligated to deliver any shares (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (ii) if the outstanding shares of Common Stock are at the time listed on any stock exchange, until the shares of Common Stock to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel.

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If the sale of shares of Common Stock has not been registered under the
Securities Act of 1933, as amended (the "Securities Act"), the Company may require, as a condition to exercise of the Replacement Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act and may require that the instruments evidencing such shares of Common Stock bear an appropriate legend restricting transfer.

     (f)  Nontransferability of Options. No Replacement Options may be
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transferred other than by will or by the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except as permitted by the foregoing sentence, during a Participant's lifetime a Replacement Option may be exercised only by him or her. Except as permitted by the second preceding sentence, no Replacement Options may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Replacement Options, such Replacement Options and all rights thereunder shall immediately become null and void.

     (g)  Death. If a Participant dies, each Replacement Option held by the
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Participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or applicable laws of descent and distribution or pursuant to beneficiary designation procedures established by the Company, at any time within the period ending with the first anniversary of the Participant's death but in no event beyond the "Final Exercise Date" (as specified in the option). All Replacement Options held by a Participant immediately prior to death that are not then exercisable shall terminate on the date of death.

     (h)  Other Termination of Service. If an employee's employment with the
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Company and its subsidiaries terminates for any reason, other than death, all
Replacement Options held by the employee that are not then exercisable shall terminate; provided, that the Board in its sole discretion may provide (either prior to or following termination) that any or all of such portion of a Replacement Option which is not exercisable immediately prior to termination shall be treated as having become exercisable immediately prior to termination. Replacement Options that are exercisable on the date employment terminates for any reason other than death shall continue to be exercisable for a period of three months (or such longer period as the Company may determine, but in no event beyond the Final Exercise Date) unless the employee was terminated for cause which in the opinion of the Board casts such discredit on him or her as to justify termination of his or her Replacement Options. Subject to Section 6(g), after completion of that three-month period, such Replacement Options shall terminate to the extent not previously exercised, expired or terminated.

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For purposes of this Section 6(h), employment shall not be considered terminated
(i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Company or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming a Replacement Option in a transaction to which
Section 424(a) of the Internal Revenue Code of 1986, as amended from time to time (the "Code") applies.

     In the case of a Participant who is not an employee, all Replacement Options held by such Participant that are not exercisable immediately prior to termination of service for any reason other than death shall terminate upon such termination of service. Replacement Options that are exercisable immediately prior to termination of service as a consultant, director or adviser for any reason other than death shall continue to be exercisable for period of three months (or such longer period as the Company may determine, but in no event beyond the Final Exercise Date) unless the Participant was terminated for cause which in the opinion of the Board casts such discredit on him or her as to justify termination of his or her Replacement Options. Subject to Section 6(g), after completion of that three-month period such Replacement Options shall terminate to the extent not previously exercised, expired or terminated.

     If a Participant is employed by Stream or Corporate Software & Technology Holdings, Inc. ("CST"), including a subsidiary of any of the foregoing, at the time that Replacement Options are granted hereunder, then, solely for purposes of Sections 6(h) and 7 hereof, such Participant shall be deemed to be employed by the Company for so long as such Participant is employed by such either CST or Stream (or a subsidiary thereof), as applicable. For purposes of this paragraph, "employment" shall include service for the applicable company as contemplated by the preceding paragraph.

     (i)  Acquisition Events. An "Acquisition Event" shall mean any of the
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following events following the effective date hereof: (a) any merger or consolidation which results in the voting securities of the Company, CST or Stream outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity or its parent) less than 50% of the combined voting power of the voting securities of such company or such surviving or acquiring entity or its parent outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company, CST or Stream; or (c) the complete liquidation of the Company, CST or Stream.

     All Replacement Options outstanding hereunder (x) be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation (unless the successor corporation refuses to assume or substitute for the option), and (y) shall become immediately exercisable in

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full immediately prior to the effectiveness of an Acquisition Event and, unless assumed or substituted by the successor corporation, will terminate, to the extent unexercised, upon the consummation of an Acquisition Event, (i) if a Participant is employed by the Company, CST or Stream (or a subsidiary thereof) at the time of the occurrence of an Acquisition Event with respect to the Company, (ii) a Participant is employed by CST (or a subsidiary thereof) at the time of an occurrence of an Acquisition Event with respect to CST or (iii) a Participant is employed by Stream (or a subsidiary thereof) at the time of an occurrence of an Acquisition Event with respect to Stream. This paragraph shall also apply to a Participant whose employment with the Company, CST or Stream, as applicable, is terminated prior to the consummation of an Acquisition Event to the extent such Participant's Replacement Options remain exercisable upon the consummation of such Acquisition Event. For purposes of this paragraph, "employment" shall include service for the applicable company as contemplated by the second paragraph of Section 6(h) above.

7.   NO EMPLOYMENT RIGHTS
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     Neither the adoption of the Plan nor the grant of a Replacement Option shall confer upon any Participant any right to continue as an employee or director of, or consultant or adviser to, the Company, CST or Stream or any parent or subsidiary or affect in any way the right of the Company, CST, or Stream or any parent or subsidiary to terminate such Participant at any time. Except as specifically provided by the applicable board in any particular case, the loss of existing or potential profit in Replacement Options granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company, CST, or Stream to the Participant by contract or otherwise.

8.   AMENDMENT
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     With the consent of the Participant, the Board may at any time cancel an existing Replacement Option in whole or in part and grant another option for such number and class of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding Replacement Option for any purpose that may at the time be permitted by law, provided that, except to the extent expressly permitted by the Plan, no such amendment shall, without the approval of the stockholders of the Company, effectuate a change for which approval of the stockholders is required in order for the Plan to continue to qualify under Rule 16b-3 (if applicable). No such amendment shall adversely affect the rights of any Participant, without his or her consent, under any Replacement Option previously granted.

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